SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant                              [X]
Filed by a Party other than the Registrant           [ ]

Check the appropriate box:
[ ]    Preliminary proxy statement.
[ ] Confidential, for use of the commission only (as permitted by Rule 14a-6(e)(2)).
[ ]    Definitive proxy statement.
[ ]    Definitive additional materials.
[X]    Soliciting material under Rule 14a-12.

                              Wachovia Corporation
                (Name of Registrant as Specified in Its Charter)

                                       N/A
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of filing fee (check the appropriate box):

[X]  No fee required.

[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
       (1)      Title of each class of securities to which transaction applies:
       (2)      Aggregate number of securities to which transaction applies:
       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
       (4)      Proposed maximum aggregate value of transaction:
       (5)      Total fee paid:

[ ]    Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
       (1) Amount Previously Paid:
       (2) Form, Schedule or Registration Statement No.:
       (3) Filing Party:
       (4) Date Filed:

                                                   Date: May 24, 2001

This filing contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, (i) statements about the benefits of the merger between Wachovia Corporation and First Union Corporation, including future financial and operating results, cost savings, enhanced revenues, and accretion to reported earnings that may be realized from the merger; (ii) statements with respect to Wachovia's and First Union's plans, objectives, expectations and intentions and other statements that are not historical facts; and (iii) other statements identified by words such as "believes", "expects", "anticipates", "estimates", "intends", "plans", "targets", "projects" and similar expressions. These statements are based upon the current beliefs and expectations of Wachovia's and First Union's management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements.

The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) the risk that the businesses of First Union and Wachovia will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; (2) expected revenue synergies and cost savings from the merger may not be fully realized or realized within the expected time frame; (3) revenues following the merger may be lower than expected; (4) deposit attrition, operating costs, customer loss and business disruption following the merger, including, without limitation, difficulties in maintaining relationships with employees, may be greater than expected; (5) the ability to obtain governmental approvals of the merger on the proposed terms and schedule; (6) the failure of Wachovia's and First Union's stockholders to approve the merger; (7) competitive pressures among depository and other financial institutions may increase significantly and have an effect on pricing, spending, third-party relationships and revenues; (8) the strength of the United States economy in general and the strength of the local economies in which the combined company will conduct operations may be different than expected resulting in, among other things, a deterioration in credit quality or a reduced demand for credit, including the resultant effect on the combined company's loan portfolio and allowance for loan losses; (9) changes in the U.S. and foreign legal and regulatory framework; and (10) adverse conditions in the stock market, the public debt market and other capital markets (including changes in interest rate conditions) and the impact of such conditions on the combined company's capital markets and asset management activities. Additional factors that could cause Wachovia's and First Union's results to differ materially from those described in the forward-looking statements can be found in Wachovia's and First Union's reports (such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the Securities and Exchange Commission and available at the SEC's Internet site (http://www.sec.gov). All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters attributable to Wachovia or First Union or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Wachovia and First Union do not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statements are made.

The proposed transaction will be submitted to Wachovia's and First Union's stockholders for their consideration, and on April 26, 2001 First Union filed a registration statement on Form S-4 with the SEC containing a preliminary joint proxy statement/prospectus of Wachovia and First Union and other relevant documents concerning the proposed transaction. Stockholders are urged to read the definitive joint proxy statement/prospectus when it becomes available, and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. You will be able to obtain a free copy of the registration statement and the joint proxy statement/prospectus, as well as other filings containing information about Wachovia and First Union, at the SEC's Internet site (http://www.sec.gov). Copies of the joint proxy statement/prospectus and the SEC filings that will be incorporated by reference in the joint proxy statement/prospectus can also be obtained, without charge, by directing a request to Wachovia, Investor Relations, 100 North Main Street, Winston-Salem, North Carolina 27150 (888-492-6397), or to First Union, Investor Relations, One First Union Center, Charlotte, North Carolina 28288-0206 (704-374-6782).

Wachovia and First Union, and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Wachovia and First Union in connection with the merger. Information about the directors and executive officers of Wachovia and their ownership of Wachovia common stock is set forth in Wachovia's proxy statement on
Schedule 14A, as filed with the SEC on March 19, 2001. Information about the directors and executive officers of First Union and their ownership of First Union common stock is set forth in First Union's proxy statement on Schedule 14A, as filed with the SEC on March 13, 2001. Additional information regarding the interests of those participants may be obtained by reading the definitive joint proxy statement/prospectus regarding the proposed transaction when it becomes available.

         PRESS RELEASE ISSUED BY WACHOVIA CORPORATION RESPONDING TO SUNTRUST BANKS, INC.'S LITIGATION ANNOUNCEMENT

         FULL PAGE ADVERTISEMENT RUN IN LOCAL NEWSPAPERS THROUGHOUT WACHOVIA CORPORATION'S PRIMARY OPERATING AREA ANNOUNCING WACHOVIA'S BOARD OF DIRECTORS' REJECTION OF SUNTRUST BANKS, INC,'S UNSOLICITED ACQUISITION PROPOSAL AND REAFFIRMING WACHOVIA'S COMMITMENT TO THE PROPOSED MERGER OF EQUALS WITH FIRST UNION CORPORATION

         FULL PAGE ADVERTISEMENT RUN IN THE NEW YORK TIMES, AMERICAN BANKER, WALL STREET JOURNAL AND USA TODAY EXPLAINING WACHOVIA'S BOARD OF DIRECTORS' DECISION TO REJECT SUNTRUST BANKS, INC,'S UNSOLICITED ACQUISITION PROPOSAL AND REAFFIRMING WACHOVIA'S COMMITMENT TO THE PROPOSED MERGER OF EQUALS WITH FIRST UNION CORPORATION

         JOINT PRESS RELEASE ISSUED BY WACHOVIA CORPORATION AND FIRST UNION CORPORATION ANNOUNCING COMMUNITY COMMITMENT FOR THE NEW WACHOVIA


PRESS RELEASE ISSUED BY WACHOVIA CORPORATION RESPONDING TO SUNTRUST BANKS, INC.'S LITIGATION ANNOUNCEMENT

For Additional Information:
Ed L. Hutchins, 336-732-4200
ed.hutchins@wachovia.com
------------------------
May 23, 2001

              Wachovia Responds to SunTrust Litigation Announcement

     WINSTON-SALEM, N.C. - In response to inquiries, Wachovia Corporation (NYSE:WB) today issued the following statement regarding litigation filed by SunTrust Banks Inc. (NYSE: STI):
     "This is a predictable but unfortunate action from a hostile party attempting to divert attention from the financial weaknesses in its proposal. The allegations made in the litigation filed yesterday by SunTrust against Wachovia are without merit, and we intend to defend against them vigorously. It is particularly disturbing that SunTrust would choose to base its litigation strategy on allegations that are plainly false on their face, such as SunTrust's claim that the customary reciprocal options that First Union and Wachovia granted each other do not have a cap.
     "In response to the litigation commenced by SunTrust, Wachovia and First Union today filed actions in state court in North Carolina seeking a declaration that SunTrust cannot invalidate the Stock Option Agreements entered into by Wachovia and First Union. In that litigation, Wachovia is also seeking to enjoin SunTrust from continuing to use information obtained by SunTrust in breach of its confidentiality agreement with Wachovia and from continuing its hostile offer based on information gained in breach of that confidentiality agreement. First Union is seeking to enjoin SunTrust from violations of unfair and deceptive practices and unlawful interference with prospective economic advantage under North Carolina state law.

      "We remain committed to our merger of equals with First Union. Our integration planning is going extremely well, and we are on track for our planned closing in the third quarter or the beginning of the fourth quarter."
     Wachovia Corporation, with dual headquarters in Atlanta and Winston-Salem, N.C., is a leading financial holding company serving regional, national and international markets. As of March 31, 2001, Wachovia had assets of $75.6 billion. Member companies offer consumer and commercial banking, bank card, asset and wealth management, capital markets and investment banking, community development finance, brokerage and insurance services. Wachovia Bank, N.A., the principal subsidiary, has nearly 650 offices and 1,350 ATMs primarily in Florida, Georgia, North Carolina, South Carolina and Virginia.


This news release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation,
(i) statements about the benefits of the merger between First Union Corporation and Wachovia Corporation, including future financial and operating results, cost savings, enhanced revenues, and accretion to reported earnings that may be realized from the merger; (ii) statements with respect to First Union's and Wachovia's plans, objectives, expectations and intentions and other statements that are not historical facts; and (iii) other statements identified by words such as "believes," "expects," "anticipates," "estimates," "intends," "plans," "targets" and similar expressions. These statements are based upon the current beliefs and expectations of First Union's and Wachovia's management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements.

The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in such forward-looking statements: (1) the risk that the businesses of First Union and Wachovia will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; (2) expected revenue synergies and cost savings from the merger may not be fully realized or realized within the expected time frame; (3) revenues following the merger may be lower than expected; (4) deposit attrition, operating costs, customer loss and business disruption following the merger, including, without limitation, difficulties in maintaining relationships with employees, may be greater than expected; (5) the ability to obtain governmental approvals of the merger on the proposed terms and schedule; (6) the failure of First Union's and Wachovia's stockholders to approve the merger; (7) competitive pressures among depository and other financial institutions may increase significantly and have an effect on pricing, spending, third-party relationships and revenues; (8) the strength of the United States economy in general and the strength of the local economies in which the combined company will conduct operations may be different than expected resulting in, among other things, a deterioration in credit quality or a reduced demand for credit, including the resultant effect on the combined company's loan portfolio and allowance for loan losses; (9) changes in the U.S. and foreign legal and regulatory framework; and (10) adverse conditions in the stock market, the public debt market and other capital markets (including changes in interest rate conditions) and the impact of such conditions on the combined company's capital markets and asset management activities. Additional factors that could cause First Union's and Wachovia's results to differ materially from those described in the forward-looking statements can be found in First Union's and Wachovia's Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the Securities and Exchange Commission. All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters and attributable to First Union or Wachovia or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements referenced above. First Union and Wachovia do not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statements are made.

Additional Information:
You are urged to read the definitive joint proxy statement/prospectus regarding the proposed merger between First Union and Wachovia when it becomes available, because it will contain important information. You may obtain a free copy of the preliminary joint proxy statement/prospectus filed as part of First Union's registration statement on Form S-4, and other filings containing information about First Union and Wachovia, including the definitive joint proxy statement/prospectus when it becomes available, without charge, at the SEC's internet site (http://www.sec.gov). Copies of the joint proxy statement/prospectus and the SEC filings that will be incorporated by reference in the joint proxy statement/prospectus also can be obtained, without charge, by directing a request to First Union Corporation, Investor Relations, One First Union Center, 301 South College Street, Charlotte, NC 28288-0206, 704-374-6782, or to Wachovia Corporation, Investor Relations, 100 North Main Street, Winston-Salem, NC 27150, 888-492-6397. Information regarding the participants in the proxy solicitation and a description of their direct and indirect interest, by security holdings or otherwise, is contained in the materials filed with the SEC by each of First Union and Wachovia on April 16, 2001.

                                      # # #

FULL PAGE ADVERTISEMENT RUN IN LOCAL NEWSPAPERS THROUGHOUT WACHOVIA CORPORATION'S PRIMARY OPERATING AREA ANNOUNCING WACHOVIA'S BOARD OF DIRECTORS' REJECTION OF SUNTRUST BANKS, INC,'S UNSOLICITED ACQUISITION PROPOSAL AND REAFFIRMING WACHOVIA'S COMMITMENT TO THE PROPOSED MERGER OF EQUALS WITH FIRST UNION CORPORATION

IF YOU SAT ON OUR BOARD,
YOU'D HAVE VOTED THE SAME WAY.

      Because you would have seen what we saw.
      The opportunity to preserve a unique way of doing business built around the trust of our customers, our employees, our shareholders, and our communities.
      The opportunity to create something new based on a shared vision of everything a financial services company should be.
      The opportunity to join with First Union, a partner with superior growth potential. Shared values. And a robust set of complementary products and services.
      You also would have seen why we rejected SunTrust's hostile proposal. Stagnant revenue growth. Conflicting strategies. A host of business incompatibilities. And the inevitable disruptions that attend a hostile takeover.
      We are here.
      To share our optimism around our proposed merger with First Union. To reassure you that we are fully committed to providing all of our customers with a distinctive and rich experience based on trust, expertise, and enduring relationships.

LET'S GET STARTED.(R)
(logo) WACHOVIA

In connection with the proposed transaction with Wachovia, on April 26, 2001, First Union filed a registration statement on Form S-4 with the Securities and Exchange Commission containing a preliminary joint proxy statement/prospectus of First Union and Wachovia. Stockholders are urged to read the definitive joint proxy statement/prospectus regarding the proposed transaction when it becomes available and any other relevant documents filed with the SEC because they will contain important information. You may obtain a free copy of the registration statement and the joint proxy statement/prospectus, without charge, at the SEC's Internet site (http://www.sec.gov). Copies of these documents can also be obtained, without charge, by directing a request to First Union Corporation, Investor Relations, One First Union Center, 301 South College Street, Charlotte, NC 28288-0206, 704-374-6782, or to Wachovia Corporation, Investor Relations, 100 North Main Street, Winston-Salem, NC 27150, 888-492-6397. Information regarding the director and officer participants in the proxy solicitation and a description of their direct and indirect interest, by security holdings or otherwise, is contained in the proxy materials filed with the SEC by First Union on March 13, 2001 and by Wachovia on March 19, 2001. The information presented above may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Factors that could cause actual results to differ materially from those described in the forward-looking statements can be found in First Union's and Wachovia's public reports filed with the SEC.


FULL PAGE ADVERTISEMENT RUN IN THE NEW YORK TIMES, AMERICAN BANKER, WALL STREET JOURNAL AND USA TODAY EXPLAINING WACHOVIA'S BOARD OF DIRECTORS' DECISION TO REJECT SUNTRUST BANKS, INC,'S UNSOLICITED ACQUISITION PROPOSAL AND REAFFIRMING

WACHOVIA'S COMMITMENT TO THE PROPOSED MERGER OF EQUALS WITH FIRST UNION CORPORATION

WE'VE MEASURED TWICE.
(Because the opportunity to do a merger this great comes around only once.)


Why the First Union merger makes so much sense.

         In the course of our integration planning and discussions, Wachovia and First Union have built on the common ground that brought us together last month. Our evolving vision of the new Wachovia offers a host of powerful benefits. An unmatched distribution network. Powerful product and service breadth. New depth of resources. A substantial combined investment in new technology. And, extensive business-unit synergies across a large geographic footprint in the Eastern United States and, from a corporate perspective, a significant global network.
         We are also strategically aligned. We share a commitment to creating a non-traditional, high-growth, high-profitability financial services company uniquely positioned to meet the challenges of an increasingly competitive marketplace. Our approaches to product development and client relationship management are nearly identical.
         Our partner, First Union, under Ken Thompson's leadership, has made impressive progress of late. Revenue growth is strong. Earnings quality is improving. Investors are noticing.
         Our combined values and shared business resources will deliver rapid revenue growth, substantial earnings accretion, and significant excess capital generation.


Why the SunTrust proposal makes so little sense.

         After extensive discussions with SunTrust last year, we concluded that a partnership would be ill-advised for a variety of compelling reasons.
         The combined bank would have a substantially smaller customer base and result in a second-tier presence within a smaller Southeastern geography.
         Consistently, we found that our strategic approaches are deeply incompatible. SunTrust is committed to a low-growth, traditional bank approach.
         After two years of lackluster growth and recent earnings that are far too dependent on one-time events, SunTrust has hit the wall. Their current condition suggests a potential partner who brings more problems than solutions to the party.


Staying the course with First Union. Rejecting the SunTrust proposal.

         We have done our homework. Over the years and as recently as last December, we have explored the possibility of a merger with SunTrust in substantial depth with a clear and consistent focus on the potential benefits for our shareholders, customers, employees, and communities. In the final analysis, we concluded that there were insurmountable obstacles to making a merger work.
         We are here.
         We have rejected the SunTrust proposal. It is unworkable and problematic. We are reaffirming our commitment to our merger with First Union. With every passing day, it makes more sense.

LET'S GET STARTED.(R)

WACHOVIA (logo)

(legal)

In connection with the proposed transaction with Wachovia, on April 26, 2001, First Union filed a registration statement on Form S-4 with the Securities and Exchange Commission containing a preliminary joint proxy statement/prospectus of First Union and Wachovia. Stockholders are urged to read the definitive joint proxy statement/prospectus regarding the proposed transaction when it becomes available and any other relevant documents filed with the SEC because they will contain important information. You may obtain a free copy of the registration statement and the joint proxy statement/prospectus, without charge, at the SEC's Internet site (http://www.sec.gov). Copies of these documents can also be obtained, without charge, by directing a request to First Union Corporation, Investor Relations, One First Union Center, 301 South College Street, Charlotte, NC 28288-0206, 704-374-6782, or to Wachovia Corporation, Investor Relations, 100 North Main Street, Winston-Salem, NC 27150, 888-492-6397. Information regarding the director and officer participants in the proxy solicitation and a description of their direct and indirect interest, by security holdings or otherwise, is contained in the proxy materials filed with the SEC by First Union on March 13, 2001 and by Wachovia on March 19, 2001. The information presented above may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Factors that could cause actual results to differ materially from those described in the forward-looking statements can be found in First Union's and Wachovia's public reports filed with the SEC.


JOINT PRESS RELEASE ISSUED BY WACHOVIA CORPORATION AND FIRST UNION CORPORATION ANNOUNCING COMMUNITY COMMITMENT FOR THE NEW WACHOVIA

[GRAPHIC]                        [WACHOVIA LOGO APPEARS HERE]


                  Media Contacts:
                  First Union:    Mary Eshet                   704-383-7777
                                  Tony Hoppa                   704-383-7742
                  Wachovia:       Ed L. Hutchins               336-732-4200
                                  Jay E. Reed                  336-732-5855



             FIRST UNION AND WACHOVIA ANNOUNCE COMMUNITY COMMITMENT
             ------------------------------------------------------
                              FOR THE NEW WACHOVIA
                              --------------------

CHARLOTTE and WINSTON-SALEM, N.C., May 24, 2001 - First Union Corporation (NYSE:
FTU) and Wachovia Corporation (NYSE: WB) today announced a Community Commitment for the new Wachovia designed to serve the needs of its combined communities. First Union and Wachovia first announced a merger of equals on April 16, 2001. Both companies separately hold "Outstanding" Community Reinvestment Act ratings, the highest ranking possible, held by few banks in the country.

"Together our companies are better," said L.M. Baker Jr., chairman, president and chief executive officer of Wachovia. "Today's Community Commitment is one of the first tangible benefits from combining two companies with longstanding, proven records of community development and commitment. In fact, both of our companies put more than 400 lower-income families in homes each week - almost 22,000 last year alone - and provided more than 55,000 loans to small businesses in 2000. Together we will continue to build on this great record of success."

"We now will be able to offer a broader range of products and services designed to meet the needs of the low- and moderate-income individuals and small businesses," said G. Kennedy Thompson, chairman, president and chief executive officer of First Union. "For example, we now will enhance our mortgage products and expand our homebuyer counseling services, including the introduction of a $1 million down payment assistance program for low-income homeowners. In addition, we are committing $1 million to pre-purchase counseling programs through the Community Partnership Mortgage Program. Up to 4,000 potential homeowners will benefit from this education."

For Small Business Lending, the new Wachovia will maintain a leadership position in the Southeast. To support additional growth in small business, the companies will expand their Tier 2 procurement program, which encourages vendors to contract with women- and minority-owned suppliers to foster opportunities for those businesses.

The companies are committed to being leaders in fair and equitable lending practices. In keeping with this commitment, the new Wachovia upon completion of the merger integration will eliminate the sale of single premium credit life insurance policies for mortgage loans. The companies said that they will continue to be leaders in the fight to stop predatory lending practices and will launch a pilot counseling program for home equity customers who require assistance in working toward credit solutions in order to avoid foreclosure.

Both companies also will sponsor a wide variety of consumer education initiatives, including financial educational seminars, and continue the support of technology in education through the e-Communities First program, which brings technological access and skill sets to lower-income neighborhoods.

Each company has a well-recognized culture of volunteerism that encourages employees to become actively involved in community organizations. First Union's Education First program was recognized with the President's Service Award, the nation's highest honor for volunteerism, as well as a gold medal from ComputerWorld magazine for an e-Communities First initiative developed to "bridge the digital divide." Wachovia has received numerous awards related to community development, including the Federal Home Loan Bank of Atlanta 2000 Partnership Excellence Award and a special merit award for its activities in Atlanta and the Southeast.

The Community Commitment - for states where both companies reside, including Florida, Georgia, North Carolina, South Carolina and Virginia -will be a minimum of $35 billion, including $20 billion in small business lending, $9 billion in affordable mortgages, and $6 billion in community development lending and investments.

First Union: (NYSE: FTU), with $253 billion in assets and stockholders' equity of $16 billion at March 31, 2001, is a leading provider of financial services to 15 million retail and corporate customers throughout the East Coast and the nation. The company operates full-service banking offices in 11 East Coast states and Washington, D.C., and full-service brokerage offices in 47 states. Online banking products and services can be accessed through www.firstunion.com.

Wachovia: (NYSE: WB) is a major interstate financial holding company offering banking and financial services to individuals primarily in Florida, Georgia, North Carolina, South Carolina and Virginia and to corporations and institutions throughout the United States and globally. Wachovia Corporation is headquartered in Atlanta and Winston-Salem, N.C., and had assets of $75.6 billion at March 31, 2001.

                                      # # #

This news release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation,
(i) statements about the benefits of the merger between First Union Corporation and Wachovia Corporation, including future financial and operating results, cost savings, enhanced revenues, and accretion to reported earnings that may be realized from the merger; (ii) statements with respect to First Union's and Wachovia's plans, objectives, expectations and intentions and other statements that are not historical facts; and (iii) other statements identified by words such as "believes," "expects," "anticipates," "estimates," "intends," "plans," "targets" and similar expressions. These statements are based upon the current beliefs and expectations of First Union's and Wachovia's management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements.
The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in such forward-looking statements: (1) the risk that the businesses of First Union and Wachovia will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; (2) expected revenue synergies and cost savings from the merger may not be fully realized or realized within the expected time frame; (3) revenues following the merger may be lower than expected; (4) deposit attrition, operating costs, customer loss and business disruption following the merger, including, without limitation, difficulties in maintaining relationships with employees, may be greater than expected; (5) the ability to obtain governmental approvals of the merger on the proposed terms and schedule; (6) the failure of First Union's and Wachovia's stockholders to approve the merger; (7) competitive pressures among depository and other financial institutions may increase significantly and have an effect on pricing, spending, third-party relationships and revenues; (8) the strength of the United States economy in general and the strength of the local economies in which the combined company will conduct operations may be different than expected resulting in, among other things, a deterioration in credit quality or a reduced demand for credit, including the resultant effect on the combined company's loan portfolio and allowance for loan losses; (9) changes in the U.S. and foreign legal and regulatory framework; and (10) adverse conditions in the stock market, the public debt market and other capital markets (including changes in interest rate conditions) and the impact of such conditions on the combined company's capital markets and asset management activities. Additional factors that could cause First Union's and Wachovia's results to differ materially from those described in the forward-looking statements can be found in First Union's and Wachovia's Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the Securities and Exchange Commission. All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters and attributable to First Union or Wachovia or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements referenced above. First Union and Wachovia do not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statements are made.

Additional Information:
         The proposed transaction will be submitted to First Union's and Wachovia's stockholders for their consideration, and, on April 26, 2001, First Union filed a registration statement on Form S-4 with the SEC containing a preliminary joint proxy statement/prospectus of First Union and Wachovia and other relevant documents concerning the proposed transaction. Stockholders are urged to read the definitive joint proxy statement/prospectus when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important  information.  You  will  be  able  to  obtain  a  free  copy  of  the registration statement and the joint proxy statement/prospectus, as well as other filings containing information about First Union and Wachovia, at the SEC's Internet site (http://www.sec.gov). Copies of the joint proxy statement/prospectus and the SEC filings that will be incorporated by reference in the joint proxy statement/prospectus can also be obtained, without charge, by directing a request to First Union, Investor Relations, One First Union Center, Charlotte, North Carolina 28288-0206 (704-374-6782), or to Wachovia, Investor Relations, 100 North Main Street, Winston-Salem, North Carolina 27150 (888-492-6397).

         First Union and Wachovia, and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of First Union and Wachovia in connection with the merger. Information about the directors and executive officers of First Union and their ownership of First Union common stock is set forth in First Union's proxy statement on Schedule 14A, as filed with the SEC on March 13, 2001. Information about the directors and executive officers of Wachovia and their ownership of Wachovia common stock is set forth in Wachovia's proxy statement on Schedule 14A, as filed with the SEC on March 19, 2001. Additional information regarding the interests of those participants may be obtained by reading the definitive joint proxy statement/prospectus regarding the proposed transaction when it becomes available.